Exhibit 99.1

DarkPulse, Inc. Closes Acquisition of Certain Assets of Optilan UK Ltd Including Subsidiaries in India and Turkey

DarkPulse secures operations in India and Turkey as part of the Company’s Expansion Goals

HOUSTON, Texas, December 5, 2023, DarkPulse, Inc. (OTC: DPLS) (“DarkPulse”, “DPLS", or "the Company") today announced the acquisition of certain assets of Optilan UK Ltd including two operating subsidiaries. The subsidiaries acquired are Optilan India Pvt Ltd, a major engineering group that designed multiple installations across the globe including security, rail, oil and gas, telecoms and, most importantly, distributed fiber optic sensor systems (DFOSS). The second entity acquired is Optilan Communications & Security Systems Ltd (Turkey) who has played a key role in projects such as the Trans-Anatolian Natural Gas Pipeline (TANAP) installation as well as maintenance services for one of the world’s largest pipelines and its operator. The Turkish-based company is also responsible for multiple contracts across the Middle East including Libya and Iraq.

The acquisitions are in line with the Company’s plan to expand operations throughout India as well as open operations in Europe, UAE, and Oman as part of its global expansion plan. Recent news reports related to oil and gas infrastructure developments throughout both regions are attractive to DarkPulse as the Company begins full manufacturing of its patented high resolution brillouin optical time domain analysis (BOTDA) fiber optic sensor systems with a concentration in pipeline structural health monitoring and security.

“The acquisition of assets directly related to operational superiority is a key milestone for the Company,” said Dennis O’Leary, founder and CEO of DarkPulse Inc. “Both India and Turkey teams have decades of experience bringing DarkPulse advanced sales and engineering capabilities as we expand into key European, Middle Eastern and India infrastructure markets,” he continued. “Our partnership with the OM Kothari Group brings us into India and having an engineering team with deep operational experience and community ties in-country streamlines operations and affords rapid market penetration allowing us to secure a market leader position.”

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains, and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position. For more information, visit www.DarkPulse.com

Safe Harbor Statement

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